Company Contact:                       Investor Relations Contact:
Mr. Jason Shapiro				   CCG Investor Relations
Chief Financial Officer                Mr. Crocker Coulson, President
Pinnacle Resources                     Phone: +1 (646) 213-1915
Phone : +1 (917) 969-4845              Email: crocker.coulson@ccgir.com
Email: jasons@ironeaglegroup.com


FOR IMMEDIATE RELEASE
Pinnacle Resources Announces Appointment of New Chief Financial Officer and Director

Englewood, Colorado, January 15, 2010 -- Pinnacle Resources (OTC Pink
Sheets: PNRR.PK) ("Pinnacle" or the "Company") announced today that it has appointed Jason Shapiro as Chief Financial Officer and Director.

"We are very fortunate to welcome Jason Shapiro to our team," said Glen Gamble, Chairman and President of Pinnacle Resources. "We believe Mr. Shapiro's comprehensive expertise will enhance our operations and financial capabilities as our company embarks on a new direction. He will certainly strengthen our profile as a publicly listed company."

Mr. Shapiro is a proven leader with over 10 years of extensive financial, private equity, turnaround, and restructuring experience across regional and global firms in diverse industries and in various states of financial health. Prior to joining Iron Eagle Group, Mr. Shapiro was Vice President of Macquarie Capital Fund, Macquarie Group's Private Equity Group. Prior to Macquarie, Mr. Shapiro was an Associate Director at UBS Investment Bank, where he executed $15+ billion in corporate finance transactions.

Mr. Shapiro earned his MBA from the University of Pennsylvania's The Wharton School. He earned his J.D from the Seton Hall University School of Law where he was in the Full Scholarship and Presidential Honors Program and completed all his law courses in under two years. He graduated as the Valedictorian and Summa Cum Laude from Baruch College's Zicklin School of Business, where he earned his M.S. in Accountancy. Mr. Shapiro was the Valedictorian of Rutgers College where he graduated Summa Cum Laude and completed his studies in three years with a B.S. in Computer Science. In addition, he was in several honors programs and received numerous departmental and collegiate awards. Mr. Shapiro also has earned the following certifications: CPA (Certified Public Accountant), CFA (Chartered Financial Analyst), CIRA (Certified Insolvency and Restructuring Advisor). CDBV (Certification in Distressed Business Valuation), CFE (Certified Fraud Examiner), CFF (Certified in Financial Forensics), PMP (Project Management Professional), PMI-RMP (Risk Management Professional), CLSSBB (Certified Lean Six Sigma Black Belt).

Dutch Hildebrand, Secretary and Director of Pinnacle Resources, stated, "We expect Jason will make an immediate contribution to our company. He is a seasoned finance professional whose expertise will help us with our growth strategy and immediate business development."



About Pinnacle Resources
------------------------
Pinnacle Resources, Inc. is a former international natural resources company that specialized in emerging mining and mineral development projects. Pinnacle became a publicly traded company on July 15, 1999 and is traded on the Pink Sheets under the symbol PNRR. The Company is also listed on the Frankfurt Exchange under the symbol PIN.

Safe Harbor Statement
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release contains statements that are forward-looking, such as statements related to the future anticipated direction of the industry, plans for future expansion, various business development activities, planned or required capital expenditures, future funding sources, anticipated sales growth, and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by, or on behalf of, the company. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, and domestic and global economic conditions.


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